                                EXHIBIT 10(18)
                  Fifth Amendment to Business Loan Agreement between Registrant and Bank of America, Texas, N.A., dated January 14, 1999

                                                                   EXHIBIT 10.18

                  FIFTH AMENDMENT TO BUSINESS LOAN AGREEMENT
                          (RECEIVABLES AND INVENTORY)

     This FIFTH AMENDMENT TO BUSINESS LOAN AGREEMENT (RECEIVABLES AND INVENTORY) ("Amendment") is executed and entered into on January 14, 1999, by and between
  ---------
Bank of America, Texas, N.A. (the "Bank") and Aztec Manufacturing Co. (the
                                   ----
"Borrower").
---------

                                   RECITALS:

     A. The Borrower and the Lender are parties to that certain Business Loan Agreement (Receivables and Inventory) dated as of June 28, 1996 (as amended and as the same may be further amended, renewed, extended, restated, or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Lender
                                 --------------
agreed to provide to the Borrower a secured revolving credit facility in the maximum aggregate principal amount of $10,000,000 and a secured term loan facility in the amount of $10,000,000.

     B. The indebtedness of the Borrower to the Lender pursuant to the Loan Agreement is secured by liens on the Borrower's property as described in that certain Security Agreement: Receivables, Inventory and Equipment (Borrower);

     C. Each subsidiary of the Borrower is a Pledging Party and a Guarantor under the terms of the Loan Agreement.

     D. The Borrower has requested that the Lender provide additional loans to the Borrower as set forth herein and amend certain provisions of the Loan Agreement, and, subject to satisfaction of the conditions set forth herein, the Lender is willing to make such additional loans available to the Borrower and amend the Loan Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                  ARTICLE I.

                                  Definitions
                                  -----------

     Section A.  Definitions.  Unless otherwise defined in this Amendment, each
                 -----------
capitalized term used in this Amendment has the meaning given to such term in the Loan Agreement (as amended by this Amendment).

                                  ARTICLE II.

                                  Amendments
                                  ----------

     Section A.  Amendment to subsection 1.1(a) of the Loan Agreement.
                 ----------------------------------------------------
Effective as of the date hereof, subsection 1.1(a) of the Loan Agreement is
                                 -----------------
hereby amended and restated to read in its entirety as follows:

          (a)    Fifteen Million Dollars ($15,000,000.00), or

     Section B.  Amendment to Section 1.4 of the Loan Agreement.  Effective as
                 ----------------------------------------------
of the date hereof, Section 1.4 of the Loan Agreement is hereby amended and
                    -----------
restated to read in its entirety as follows:


          1.4    "Pledging Party" means the Borrower and each subsidiary of the
                  --------------
     Borrower who is party to a security agreement in favor of the Bank pledging to the Bank such subsidiary's accounts, inventory, equipment, and other related assets.

     Section C.  Amendment to Section 2 of the Loan Agreement.  Effective as of
                 --------------------------------------------
the date hereof, each of the following sections in Section 2 ("LOAN AMOUNTS AND
                                                   ---------
TERMS") of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          2.     LOAN AMOUNTS AND TERMS

          2.1    Line of Credit Amount.
                 ---------------------

                 (a) During the availability period described below, the Bank will provide a line of credit (the "Line of Credit") to the Borrower.
                                              --------------
          The amount of the Line of Credit is equal to the amount of the Borrowing Base.

                 (b) The Line of Credit is a revolving line of credit for advances with a within line facility for letters of credit. During the availability period, the Borrower may repay principal amounts and reborrow them.

                 (c) Each advance must be for at least One Hundred Thousand Dollars ($100,000.00) or an integral multiple thereof, or for the amount of the remaining available Line of Credit, if less.

                 (d) The Borrower agrees not to permit the outstanding principal balance of the Line of Credit, plus the outstanding amounts of any
                                         ----
          letters of credit, including, without limitation, amounts drawn on letters of credit and not yet reimbursed, to exceed the Borrowing Base. If on any day such outstandings exceed the Borrowing Base, then within five (5) days of such day the Borrower will pay the excess to the Bank. The Bank may apply payments received from the Borrower under this Paragraph to the obligations of the Borrower to the Bank in the order and the manner as the Bank, in its discretion, may determine.

                                      ***

     2.3  Conditions to Each Extension of Credit.  Before each extension of
          --------------------------------------
credit under the Line of Credit, the Borrower will deliver a Borrowing Certificate in the form of Exhibit A hereto completed in a manner satisfactory
                           ---------
to the Bank by telecopy at the telecopy number set forth on the signature pages hereto.

     2.4  Repayment Terms.  The Borrower will repay in full all principal and
          ---------------
any unpaid interest or other charges outstanding under the Line of Credit no later than the Expiration Date.

     2.5  Letters of Credit.  The Line of Credit may be used for financing
          -----------------
standby and/or commercial letters of credit with a maximum maturity not to exceed one year beyond the Expiration Date. The aggregate face amount of all letters of credit outstanding at any one time (including, without limitation, amounts drawn on letters of credit and not yet reimbursed) may not exceed Two Million Dollars ($2,000,000.00). The Borrower agrees:

          (a) any sum drawn under a letter of credit may, at the option of the Bank, be added to the principal amount outstanding under the Line of Credit pursuant to this Agreement. Such amount will bear interest and be due as described elsewhere in this Agreement;

          (b) if there is a default under this Agreement, to immediately prepay and make the Bank whole for any outstanding letters of credit;

          (c) the issuance of any letter of credit and any amendment to a letter of credit is subject to the Bank's written approval and must be in form and content satisfactory to the Bank and in favor of a beneficiary;

          (d) to sign the Bank's form Application and Agreement for Standby Letter of Credit (or any similar form as requested by the Bank) in connection with and as a condition to the issuance of each letter of credit;

          (e) to pay any issuance and/or other fees that the Bank notifies the Borrower will be charged for issuing and processing letters of credit for the Borrower;

          (f) to allow the Bank to automatically charge its checking account for applicable fees, discounts, and other charges arising or accrued in respect of letters of credit; and

          (g) to pay the Bank a non-refundable fee equal to one percent (1.0%) per annum of the outstanding undrawn amount of each standby letter of credit and one-quarter of one percent (0.25%) per annum of the outstanding undrawn amount of each commercial letter of credit, each such fee payable quarterly in advance, calculated on the basis of the face amount outstanding on the day the fee is calculated.

     2.6  Term Loans.  The Bank agrees to provide term loans to the Borrower
          ----------
(the "Term Commitment") in the amounts of (a) Ten Million Dollars
      ---------------
($10,000,000.00) (the

"Term Loan A") and (b) Ten Million Dollars ($10,000,000.00) (the "Term Loan B";
 -----------                                                      -----------
the Term Loan A and the Term Loan B are referred to collectively herein as the "Term Loans").
 ----------

     2.7   Availability Period.  The Term Commitment is available in two
           -------------------
disbursements as follows:

          (a) the Term Loan A shall be made in one disbursement from the Bank between the date of this Agreement and June 30, 1996, and

          (b) the Term Loan B shall be made in one disbursement from the Bank between January 14, 1999 and _________________, 1999.

     2.8  Purpose.  The Term Loan A shall be used to refinance existing
          -------
indebtedness, to finance capital expenditures previously made, and for working capital purposes. The Term Loan B shall be used to repay indebtedness outstanding under the Line of Credit on the date of disbursement.

     2.9  Term Loan Repayment Terms; Prepayment.
          -------------------------------------

          (a) (i) The Borrower will repay the principal amount of the Term Loan A in seventy-one (71) successive monthly installments of One Hundred Thirty-Eight Thousand Eight Hundred Eighty-Nine Dollars ($138,889.00) starting August 1, 1996. On July 1, 2002, the Borrower will repay the remaining principal balance of the Term Loan A.

               (ii) The Borrower will repay the principal amount of the Term Loan B in eighty-four (84) successive monthly installments starting on the first day of the month following the disbursement of the Term Loan B and continuing on the first day of each month thereafter as follows:
          (A) the first eighty-three (83) installments shall be in the amount of One Hundred Nineteen Thousand Forty-Seven and 62/100 Dollars ($119,047.62); and the final installment shall be for the remaining principal balance of the Term Loan B.

          (b) The Borrower may prepay the either of Term Loans in full or in part at any time in an amount not less than One Hundred Thousand Dollars ($100,000.00) or an integral multiple thereof. Any such prepayment will be applied to the Term Loan A or the Term Loan B, as designated by the Borrower, to the most remote installment of principal due under this Agreement.

                                      ***

     2.13 Long Term Rate.  The Borrower may elect to have all or portions of the
          --------------
principal balance of the Term Loan A bear interest at a rate equal to the lesser of (a) the Maximum Rate or (b) the Long Term Rate, subject to the following requirements:

          (a) The interest period during which the Long Term Rate will be in effect will be for the remaining term of the Term Loan A.

          (b)  The "Long Term Rate" means a fixed interest rate equal to the
                   --------------
     Bank's Cost of Funds Rate in existence at the time the Long Term Rate is selected plus one and one-quarter percent (1.25%).  "Cost of Funds Rate" means the
                                                 ------------------
     rate then quoted by the Bank at which the Bank can acquire United States dollars in any domestic market for a period equal to the applicable interest period and in an amount of the portion of the Term Loan A subject thereto, adjusted for such reserves as the Bank may deem appropriate.

          (c) Each Long Term Rate portion will be for an amount not less than Two Hundred Fifty Thousand Dollars ($250,000.00).

          (d) Any portion of the Term Loan A bearing interest at the Long Term Rate will not be converted to a different rate during the applicable interest period.

          (e)  The Borrower may prepay any Long Term Rate portion in whole or in part in the minimum amount of One Hundred Thousand Dollars ($100,000.00). The Borrower will give the Bank irrevocable written notice of the Borrower's intention to make any such prepayment, specifying the date and amount of such prepayment. The notice must be received by the Bank at least five (5) banking days in advance of the prepayment. All prepayments of principal on the Long Term Rate portion will be applied on the most remote principal installment or installments of the Term Loan A then unpaid.

          (f) Each prepayment of a Long Term Rate portion will be accompanied by payment of all accrued interest on the amount of the prepayment and a prepayment fee (as calculated by the Bank in its discretion) to be equal to the present value of the amount (if any) by which:

               (i) the additional interest which would have been payable on the amount prepaid had it not been prepaid exceeds

               (ii) the amount of interest which would accrue on the amount paid if it were reinvested from the date of prepayment through its original maturity at a then prevailing rate equal to the interest rate yield on like term U.S. Government Treasury securities determined by the Bank based on information from either the Telerate or Reuters information services, The Wall Street Journal, or other information sources the
                    -----------------------
          Bank deems appropriate.

     The Bank is under no obligation to actually reinvest any prepayment.

          (g) If at any time during any applicable interest period the Long Term Rate shall exceed the Maximum Rate and thereafter the Long Term Rate shall become less than the Maximum Rate, the rate of interest payable shall be the Maximum Rate until the Bank shall have received the amount of interest it otherwise would have received if the interest payable had not been limited by the Maximum Rate during the period of time the Long Term Rate exceeded the Maximum Rate.

     2.14 Libor Rate.  The Borrower may elect to have all or portions of the
          ----------
principal balance of the loans bear interest at a rate equal to the lesser of
(i) the Maximum Rate or (ii) the Libor Rate plus (i) seven-eighths of one
                                            ----
percent (0.875%) with respect to the Line of

Credit or (ii) one and one-quarter percent (1.25%) with respect to the Term Loans (the "Eurodollar Rate"), subject to the following requirements:
            ---------------

          (a) The interest period during which the Eurodollar Rate will be in effect will be (i) 1, 2, 3, or 6 months with respect to the Line of Credit or (ii) 1, 2, 3, 6, or 12 months with respect to the Term Loans. The last day of the interest period will be determined by the Bank using the practices of the London interbank market.

          (b) Each Eurodollar Rate portion under a loan will be for an amount not less than Five Hundred Thousand Dollars ($500,000.00) or an integral multiple thereof.

          (c) The Borrower shall irrevocably request a Eurodollar Rate portion no later than 11:00 a.m. Dallas, Texas time two (2) banking days before the commencement of the interest period.

          (d)  The "LIBOR Rate" means the interest rate determined by the
                    ----------
     following formula, rounded upward to the nearest 1/100 of one percent. (All amounts in the calculation will be determined by the Bank as of the first day of the interest period.)

                    LIBOR Rate =        London Rate
                                 ---------------------------
                                 (1.00 - Reserve Percentage)
     Where,

               (i)  "London Rate" means the interest rate (rounded upward to the
                     -----------
          nearest 1/16th of one percent) at which the Bank's London Branch, London, Great Britain, would offer U.S. dollar deposits for the applicable interest period to other major banks in the London interbank market at approximately 11:00 a.m. London time two (2) banking days prior to the commencement of the interest period.

               (ii) "Reserve Percentage" means the total of the maximum reserve
                     ------------------
          percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in Federal Reserve Board Regulation D, rounded upward to the nearest 1/100 of one percent. The percentage will be expressed as a decimal, and will include, but not be limited to, marginal, emergency, supplemental, special, and other reserve percentages.

          (e) The Borrower may not elect an Eurodollar Rate with respect to any portion of the principal balance of any loan which is scheduled to be repaid before the last day of the applicable interest period.

          (f) Any portion of the principal balance of a loan already bearing interest at the Eurodollar Rate will not be converted to a different rate during its interest period.

               (g) Each prepayment of an Eurodollar Rate portion will be accompanied by the amount of accrued interest on the amount prepaid, and a prepayment fee equal to the amount (if any) by which

                    (i) the additional interest which would have been payable on the amount prepaid had it not been paid until the last day of the interest period, exceeds

                    (ii) the interest which would have been recoverable by the
               Bank by placing the amount prepaid on deposit in the London interbank market for a period starting on the date on which it was prepaid and ending on the last day of the interest period for such portion.

               (h) The Bank will have no obligation to accept an election for an Eurodollar Rate portion if any of the following described events has occurred and is continuing:

                    (i) Dollar deposits in the principal amount, and for periods equal to the interest period, of an Eurodollar Rate portion are not available in the London interbank market; or

                    (ii) The Eurodollar Rate does not accurately reflect the
               cost of an Eurodollar Rate portion.

               (i) If at any time during any applicable interest period the Eurodollar Rate shall exceed the Maximum Rate and thereafter the Eurodollar Rate shall become less than the Maximum Rate, the rate of interest payable shall be the Maximum Rate until the Bank shall have received the amount of interest it otherwise would have received if the interest payable had not been limited by the Maximum Rate during the period of time the Eurodollar Rate exceeded the Maximum Rate.

     Section D.  Amendment to Section 3.1 of the Loan Agreement.  Effective as
                 ----------------------------------------------
of the date hereof, Section 3.1 of the Loan Agreement is hereby amended and
                    -----------
restated to read in its entirety as follows:

          3.1  Unused commitment fee. Subject to the provisions of Section 11.12
               ---------------------
     hereof, the Borrower agrees to pay a fee on any difference between Fifteen Million Dollars ($15,000,000) and the amount of the Line of Credit it actually uses, determined by the average loan balance maintained during the specified period. The fee will be calculated at one-quarter of one percent (0.25%) per year. This fee is due on October 1, 1996 and on the first day of each following January, April, July and October until the Expiration Date.

     Section E.  Amendment to Section 4.2 of the Loan Agreement.  Effective as
                 ----------------------------------------------
of the date hereof, Section 4.2 of the Loan Agreement is hereby amended and
                    -----------
restated to read in its entirety as follows:

          4.2  Personal Property Supporting Guaranty.  The obligations of Aztec
          -------------------------------------
     Industries, Inc., Aztec Industries, Inc. - Moss Point, Automatic Processing, Incorporated,

     The Calvert Company, Inc., Gulf Coast Galvanizing, Inc., Arkgalv, Inc., Arbor-Crowley, Inc., Aztec Group Company, Aztec Holdings, Inc., Aztec Manufacturing Partnership, Ltd., Aztec Manufacturing-Waskom Partnership, Ltd., Rig-A-Lite Partnership, Ltd., Atkinson Industries, Inc., Arizona Galvanizing, Inc., Hobson Galvanizing, Inc., International Galvanizers Partnership, Ltd., and Drilling Rig Electrical Systems Partnership, Ltd. (collectively, the "Guarantors") to the Bank will be secured by all
                         ----------
     equipment, fixtures, inventory, accounts, receivables and related assets the Guarantors now own or will own in the future, as further defined in the security agreement executed by the Guarantors.

     Section F.  Amendment to subsection 5.3(b) of the Loan Agreement.
                 ----------------------------------------------------
Effective as of the date hereof, subsection 5.3(b) of the Loan Agreement is
                                 -----------------
hereby amended and restated to read in its entirety as follows:

          (b) Approximately 15 days prior to each Due Date, the Bank will mail to the Borrower a statement of the amounts that will be due on that Due Date (the "Billed Amount"). The calculation will be made on the
                    -------------
     assumption that no new extensions of credit or payments will be made between the date of the billing statement and the Due Date, and that there will be no changes in the applicable interest rate.

     Section G.  Amendment to Section 8.1 of the Loan Agreement.  Effective as
                 ----------------------------------------------
of the date hereof, Section 8.1 of the Loan Agreement is hereby amended and
                    -----------
restated to read in its entirety as follows:

          8.1    Use of Proceeds. To use the proceeds of the Line of Credit only
                 ---------------
     for the general working capital needs of the Borrower and its subsidiaries and to finance acquisitions permitted hereby.

     Section H.  Amendment to Section 8.6 of the Loan Agreement.  Effective as
                 ----------------------------------------------
of the date hereof, the first sentence of Section 8.6 of the Loan Agreement is
                                          -----------
hereby amended and restated to read in its entirety as follows:

     To maintain on a consolidated basis a Cash Flow Ratio of at least 1.75:1.0.

     Section I.  Amendment to Section 8.11 of the Loan Agreement.  Effective as
                 -----------------------------------------------
of the date hereof, Section 8.11 of the Loan Agreement is hereby amended and
                    ------------
restated to read in its entirety as follows:

          8.11   Treasury Stock. Not to purchase, redeem, or otherwise acquire
                 --------------
     for value any of its shares, or create any sinking fund in relation thereto; provided that the Borrower may otherwise acquire for value its shares for an aggregate purchase price not to exceed,, during the period from August 4, 1998 through and including July 1, 2001, the sum of (a) Seven Million Dollars ($7,000,000), plus (b) the proceeds of any key man life insurance policy for the purpose of funding the repurchase of its shares.

     Section J.  Amendment to Exhibit C of the Loan Agreement.  Effective as of
                 --------------------------------------------
the date hereof, Exhibit C of the Loan Agreement is hereby amended and restated
                 ---------
in its entirety to read as set forth in Exhibit 1 attached hereto.
                                        ---------

                                 ARTICLE III.

                             Conditions Precedent
                             --------------------

     Section A.  Items to be Delivered By Borrower.  Prior to or simultaneously
                 ---------------------------------
with execution and delivery of this Amendment, the Borrower shall deliver, or cause to be delivered, to the Lender the following:

          1.     Officer's Certificates.  Due certification by the corporate
                 ----------------------
     secretary (or other duly authorized officer acceptable to the Lender) of the Borrower and each other Pledging Party (or the general partner of any Pledging Party) (a) attaching a copy of resolutions duly adopted by its board of directors approving the terms and conditions contained in this Amendment, (b) certifying that the certificate of incorporation, bylaws, certificate of limited partnership, and other constituent documents of the Borrower, such other Pledging Party, or its general partner (as applicable) as previously certified to the Lender remain in full force and effect without amendment, and (c) including a certification of incumbency of all officers who are authorized to act in respect of the corporate resolutions referenced above, including the name, office, and signature of each such officer.

          2.     Amendment Documents.  Each agreement, certificate, document, or
                 -------------------
     instrument required by the Lender to be executed or delivered by the Borrower or any other Pledging Party in connection with this Amendment (the "Amendment Documents"), duly executed or delivered by the parties thereto.
      -------------------

     Section B.  Other Conditions.  The effectiveness of this Amendment is
                 ----------------
subject to the satisfaction of each of the additional following conditions precedent:

          1.     Continued Effect of Representations and Warranties.  All
                 --------------------------------------------------
     representations and warranties contained in any loan document (including, without limitation, the Loan Agreement, as amended hereby; all of such loan documents are referred to collectively herein as the "Loan Documents")
                                                           --------------
     shall be true, correct, and complete in all material respects (as determined by the Lender in its sole discretion) except as disclosed otherwise to the Lender in writing and as acceptable to the Lender or representations specifically relating to a prior date or no longer relevant due to the occurrence of an event or circumstances specifically permitted hereunder or by any other Loan Document;

          2.     Absence of Default.  No default or event of default shall have
                 ------------------
     occurred and be continuing (after giving effect to this Amendment);

          3.     Corporate Proceedings.  All corporate proceedings taken in
                 ---------------------
     connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Lender and its legal counsel; and

          4.     Additional Information.  The Lender shall have received such
                 ----------------------
     additional agreements, certificates, documents, instruments, and information as the Lender or its legal counsel, Jenkens & Gilchrist, a Professional Corporation, may reasonably request to effect the transactions contemplated hereby.

                                  ARTICLE IV.

                        Representations and Warranties
                        ------------------------------

     Section A.  Representations and Warranties.  The Borrower hereby represents
                 ------------------------------
and warrants to the Lender that, as of the date of and after giving effect to this Amendment: (a) the execution, delivery, and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's certificate of incorporation or bylaws; (b) all representations and warranties set forth in the Loan Agreement and in the Loan Documents are true and correct in all material respects as if made again on and as of such date (except as disclosed otherwise to the Lender in writing and as acceptable to the Lender or representations specifically relating to a prior date or no longer relevant due to the occurrence of an event or circumstances specifically permitted hereunder or by any other Loan Document); (c) no default or event of default has occurred and is continuing; and (d) the Loan Agreement and the other Loan Documents (as amended by this Amendment) are and remain legal, valid, binding, and enforceable obligations of the Borrower.

                                  ARTICLE V.

                                 Miscellaneous
                                 -------------

     Section A.  Governing Law.   THIS AMENDMENT, AND ALL DOCUMENTS AND
                 -------------
INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, PROVIDED THAT TO THE EXTENT FEDERAL
                                             --------
LAW WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, THEN WITH RESPECT TO THE PROVISIONS OF ANY LAW WHICH PURPORTS TO LIMIT THE AMOUNT OF INTEREST THAT MAY BE CONTRACTED FOR, CHARGED OR RECEIVED IN CONNECTION WITH ANY OF THE OBLIGATIONS, SUCH FEDERAL LAW SHALL APPLY.

     Section B.  Agreement Remains in Effect; No Waiver.  Except as expressly
                 --------------------------------------
provided herein, all terms and provisions of the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No delay or omission by the Lender in exercising any power, right, or remedy shall impair such power, right, or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right, or remedy shall preclude other or further exercise thereof or the exercise of any other power, right, or remedy under the Loan Agreement, the Loan Documents, or otherwise.

     Section C.  Survival of Representations and Warranties.  All
                 ------------------------------------------
representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lender or any closing shall affect the representations and warranties or the right of the Lender to rely upon them.

     Section D.  Reference to Loan Agreement and Loan Documents.  Each of the
                 ----------------------------------------------
Loan Documents, including the Loan Agreement, the Amendment Documents, and any and all other agreements, documents, or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby, and the term "loan documents" as used in the Loan Agreement and as used in any of the other Loan Documents includes, without limitation, the Amendment Documents.

     Section E.  Severability.  Any provision of this Amendment held by a court
                 ------------
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section F.  Successors and Assigns.  This Amendment is binding upon and
                 ----------------------
shall inure to the benefit of the Borrower, the Lender, and their respective successors in interest and assigns. The Borrower may not assign any right, power, duty, or obligation hereunder without the prior written consent of the Lender.

     Section G.  Headings.  The headings, captions, and arrangements used in
                 --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section H.  Expenses of the Lender.  As provided in the Loan Agreement, the
                 ----------------------
Borrower agrees to pay on demand all reasonable, third party out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, negotiation, and execution of this Amendment, the Amendment Documents, or the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable fees of the Lender's legal counsel, and all reasonable costs and expenses incurred by the Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of the Lender's legal counsel.

     Section I.  Counterparts.  This Amendment may be executed simultaneously in
                 ------------
one or more multiple originals, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     THIS AMENDMENT, TOGETHER WITH THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the date first written above.

                              BORROWER:
                              --------

                              AZTEC MANUFACTURING CO.


                              By: /s/ DANA PERRY
                                  ----------------------------------------------
                              Name: DANA PERRY
                                    --------------------------------------------
                              Title: V.P. FINANCE
                                     -------------------------------------------


                              LENDER:
                              ------

                              BANK OF AMERICA, TEXAS, N.A.


                              By: /s/ RANDY WOODS
                                  ----------------------------------------------
                              Name: RANDY WOODS
                                    --------------------------------------------
                              Title: BANK OFFICER
                                     -------------------------------------------
                                       12